Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1998-C

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1998-C and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) March 29, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1998-C

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1998-C on March 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on March 15, 2002 on the Series 1998-C Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: March 29, 2002



I.   ORIGINAL DEAL PARAMETERS

     (A)Initial Pool Principal Balance                                                               $ 189,552,960.29
     (B)Initial Certificates Principal Balance                                                       $ 184,814,000.00
        (i)   Initial Class A-1   Certificate Principal Balance        $ 143,112,000.00
                                  Certificate Amount Percentage                                             75.50%
                                  Certificate Pass-through Rate                                              6.85%
        (ii)  Initial Class A-2   Certificate Principal Balance                     $ -
                                  Certificate Amount Percentage                                              0.00%
                                  Certificate Pass-through Rate                                              0.00%
        (iii) Initial Class A-3   Certificate Principal Balance                     $ -
                                  Certificate Amount Percentage                                              0.00%
                                  Certificate Pass-through Rate                                              0.00%
        (iv)  Initial Class A-4   Certificate Principal Balance                     $ -
                                  Certificate Amount Percentage                                              0.00%
                                  Certificate Pass-through Rate                                              0.00%
        (v)   Initial Class M-1   Certificate Principal Balance         $ 14,690,000.00
                                  Certificate Amount Percentage                                              7.75%
                                  Certificate Pass-through Rate                                              7.51%
        (vi)  Initial Class M-2   Certificate Principal Balance         $ 10,426,000.00
                                  Certificate Amount Percentage                                              5.50%
                                  Certificate Pass-through Rate                                              7.90%
        (vii) Initial Class B-1   Certificate Principal Balance          $ 8,056,000.00
                                  Certificate Amount Percentage                                              4.25%
                                  Certificate Pass-through Rate                                              8.50%
        (viii)Initial Class B-2   Certificate Principal Balance          $ 8,530,000.00
                                  Certificate Amount Percentage                                              4.50%
                                  Certificate Pass-through Rate                                              8.50%

     (C)Initial Weighted Average Coupon (WAC)                                                                9.91%
     (D)Initial Weighted Average Original Maturity (WAOM)                                                   323.00 months
     (E)Initial Weighted Average Remaining Maturity (WAM)                                                   321.00 months
     (F)Initial Number of Receivables                                                                        5,167
     (G)Servicing Fee Rate                                                                                   1.00%
     (H)Credit Enhancement
        (i)   Reserve Fund Initial Deposit Percentage                                                        0.00%
        (ii)  Reserve Fund Target %                                                                          0.00%
        (iii) Target Overcollateralization Percentage Prior to Crossover Date                                4.75%
        (iv)  Target Overcollateralization Percentage After Crossover Date                                   4.75%
        (v)   Target Overcollateralization Floor                                                             1.25%
        (vi)  Target Credit Enhancement % Prior to Crossover Date                                            4.75%
        (vii) Target Credit Enhancement % After Crossover Date                                               8.31%
        (viii)Target Credit Enhancement Floor                                                                1.75%
        (ix)  Target Credit Enhancement Amount                                                       $ 9,003,765.61
     (I)Crossover Date Tests
              Earliest Crossover Date                                                                     Dec-2003
              Percent of Initial Suboridnation Percentage                                                  175.00%
     (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                                 0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)Beginning Pool Schedule Balance                                                              $ 139,223,171.75
     (B)Beginning Pool Factor                                                                           73.448165%
     (C)Ending Pool Schedule Balance                                                                 $ 136,085,644.06
     (D)Ending Pool Factor                                                                              71.792941%
     (E)Ending Total Certificate Balance (after Current Distributions)                               $ 136,085,644.06
     (F)Current Overcollateralization Amount (after Current Distributions)                                     $ -
     (G)Weighted Average Coupon (WAC)                                                                        9.79%
     (H)Weighted Average Remaining Maturity (WAM)                                                           287.81 months
     (I)Ending Number of Receivables                                                                         3,802


III. COLLECTION CALCULATIONS

     (A)Interest

        (i)   Scheduled Interest Collections during Current Period                                    1,026,313.42
        (ii)  Paid Ahead Interest Collections applied to Current Period                                  23,028.17
        (iii) Net Servicer Advance                                                                       37,684.83
        (iv)  Liquidation Proceeds Attributable to Interest                                              86,364.82
        (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                    -
        (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                               -
        (vii) Recoveries on Previously Liquidated Contracts                                                      -
                                                                                                     --------------
        (viii)Total Interest Amount Available for Distribution                                        1,173,391.24

     (B)Principal

        (i)   Scheduled Principal Collections                                                           118,490.12
        (ii)  Full and Partial Principal Prepayments                                                    354,918.52
        (iii) Paid Ahead Principal Collections Applied to Current Period                                  3,802.00
        (iv)  Net Servicer Advance                                                                        2,646.51
        (v)   Liquidation Proceeds Attributable to Principal                                            392,186.51
        (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                    0.00
        (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                               0.00
        (viii)Other Principal Amounts                                                                         0.00
                                                                                                     --------------
        (ix)  Total Principal Amount Available for Distribution                                         872,043.66


IV.  DISTRIBUTION CALCULATIONS

     (A)      Total Interest Available for Distribution                                               1,173,391.24
     (B)      Total Principal Available for Distribution                                                872,043.66
     (C)      Reserve Fund Draw Amount Required                                                               0.00
     (D)      Draw on Letter of Credit for Interest Distribution                                              0.00
              Less:
              Monthly Servicing Fee                                                                     116,019.31
              Reimbursement to Servicer for Liquidation Expense                                           4,330.05
              Late Payment Fees, Extension Fees and Other Permitted Fees                                      0.00
              Other Permitted Withdrawals from Certificate Account                                            0.00
                                                                                                     --------------
              Available Distribution Amount                                                           1,925,085.54

              Interest Accrual Period                                                                           30 days

              Total Interest Amount Due                                                                 834,740.27
              Total Interest Distribution Amount                                                        834,740.27

              Amount Available for Principal Distribution Amount                                      1,090,345.27

              Total Principal Amount Available for Distribution                                         872,043.66
              Principal Loss on Liquidated Assets                                                     2,265,484.03
              Principal Distribution Shortfall Carryover Amount                                               0.00
              Overcollaterallization Writedown Amount                                                         0.00
              Overcollaterallization Reduction Amount                                                         0.00
              Accelerated Principal Distribution Amount for Current Period                                    0.00
                                                                                                     --------------
              Total Principal Amount to be Distributed                                                3,137,527.69

              Draw on Letter of Credit for Principal Distribution                                     2,047,182.42
              Excess Interest                                                                                 0.00
              Reserve Account Deposit                                                                         0.00
              Reserve Account Release                                                                         0.00
              Class X Distribution Amount                                                                     0.00
              Class R Distribution Amount                                                                     0.00


V.   SERVICER ADVANCE

     (A)Interest
        (i)        Beginning Advance                                                                  5,588,195.47
        (ii)       Monthly Servicer Advance (Reimbursement)                                              37,684.83
                                                                                                     --------------
        (iii)      Ending Advance Balance                                                             5,625,880.30

     (B)Principal
        (i)        Beginning Advance                                                                    653,928.53
        (ii)       Monthly Servicer Advance (Reimbursement)                                               2,646.51
                                                                                                     --------------
        (iii)      Ending Advance Balance                                                               656,575.04

     (C)Total Servicer Advance
        (i)        Beginning Advance                                                                  6,242,124.00
        (ii)       Monthly Servicer Advance (Reimbursement)                                              40,331.34
                                                                                                     --------------
        (iii)      Ending Advance Balance                                                             6,282,455.34

VI.  CREDIT ENHANCEMENT

     (A)Overcollateralization

        (I)   Target Overcollaterallization Amount                                                    9,003,765.61
        (ii)  Beginning Balance                                                                               0.00
        (iii) Write Down for Certificate Distributions                                                        0.00
        (iv)  Overcollaterallization Addition Amount                                                          0.00
        (v)   Overcollaterallization Reduction Amount                                                         0.00
        (vi)  Ending Balance                                                                                  0.00

     (B)Reserve Fund (if applicable)

        (i)   Required Reserve Fund Balance                                                                   0.00
        (ii)  Beginning Reserve Fund Balance                                                                  0.00
        (iii) Draws for Certificate Distributions                                                             0.00
        (iv)  Excess Interest Deposited                                                                       0.00
        (v)   Reserve Fund Release                                                                            0.00
        (vi)  Ending Reserve Fund Balance                                                                     0.00

     (C)Letter of Credit (if applicable)
        (i)   Beginning LC Balance                                                                   28,997,588.98
        (ii)  Incremental LC Balance                                                                             -
        (iii) Total LC Balance Available                                                             28,997,588.98
        (iv)  Draw on LC for Interest Distribution                                                                          -
        (v)   Draw on LC for Principal Distribution                                                   2,047,182.42
        (vi)  Reduction in LC Balance                                                                 2,047,182.42
        (vii) Ending Balance                                                                         26,950,406.56


VII. CERTIFICATE DISTRIBUTIONS

     (A)Senior Certificates - Interest

        (i)   Class A1
                                  Pass-Through Rate                                                          6.85%
                                  Beginning Carryover Interest                                                 $ -
                                  Current Interest Accrual                                            $ 556,683.36
                                  Current Carryover Interest Accrual                                           $ -
                                  Interest Paid                                                       $ 556,683.36
                                  Ending Carryover Balance                                                     $ -
                                  Interest Paid Per $1000                                                   $ 3.89

        (ii)  Class A2
                                  Pass-Through Rate                                                          0.00%
                                  Beginning Carryover Interest                                                 $ -
                                  Current Interest Accrual                                                     $ -
                                  Current Carryover Interest Accrual                                           $ -
                                  Interest Paid                                                                $ -
                                  Ending Carryover Balance                                                     $ -
                                  Interest Paid Per $1000                                                      $ -

        (iii) Class A3
                                  Pass-Through Rate                                                          0.00%
                                  Beginning Carryover Interest                                                 $ -
                                  Current Interest Accrual                                                     $ -
                                  Current Carryover Interest Accrual                                           $ -
                                  Interest Paid                                                                $ -
                                  Ending Carryover Balance                                                     $ -
                                  Interest Paid Per $1000                                                      $ -

        (iv)  Class A4
                                  Pass-Through Rate                                                          0.00%
                                  Beginning Carryover Interest                                                 $ -
                                  Current Interest Accrual                                                     $ -
                                  Current Carryover Interest Accrual                                           $ -
                                  Interest Paid                                                                $ -
                                  Ending Carryover Balance                                                     $ -
                                  Interest Paid Per $1000                                                      $ -

     (B)Subordinate Certificates - Interest
        (i)   Class M1
                                  Pass-Through Rate                                                          7.51%
                                  Beginning Carryover Interest                                                 $ -
                                  Current Interest Accrual                                             $ 91,934.92
                                  Current Carryover Interest Accrual                                           $ -
                                  Interest Paid                                                        $ 91,934.92
                                  Ending Carryover Balance                                                     $ -
                                  Interest Paid Per $1000                                                   $ 6.26



        (ii)  Class M2
                                  Pass-Through Rate                                                          7.90%
                                  Beginning Carryover Interest                                                 $ -
                                  Current Interest Accrual                                             $ 68,637.83
                                  Current Carryover Interest Accrual                                           $ -
                                  Interest Paid                                                        $ 68,637.83
                                  Ending Carryover Balance                                                     $ -
                                  Beginning Carryover Writedown Interest                                       $ -
                                  Current Writedown Interest                                                   $ -
                                  Current Carryover Writedown Interest Accrual                                 $ -
                                  Writedown interest Paid                                                      $ -
                                  Ending Carryover Writedown Interest                                          $ -
                                  Interest Paid Per $1000                                                   $ 6.58


        (iii) Class B1
                                  Pass-Through Rate                                                          8.50%
                                  Beginning Carryover Interest                                                 $ -
                                  Current Interest Accrual                                             $ 57,063.33
                                  Current Carryover Interest Accrual                                           $ -
                                  Interest Paid                                                        $ 57,063.33
                                  Ending Carryover Balance                                                     $ -
                                  Beginning Carryover Writedown Interest                                       $ -
                                  Current Writedown Interest                                                   $ -
                                  Current Carryover Writedown Interest Accrual                                 $ -
                                  Writedown interest Paid                                                      $ -
                                  Ending Carryover Writedown Interest                                          $ -
                                  Interest Paid Per $1000                                                   $ 7.08

        (iv)  Class B2
                                  Pass-Through Rate                                                          8.50%
                                  Beginning Carryover Interest                                                 $ -
                                  Current Interest Accrual                                             $ 60,420.83
                                  Current Carryover Interest Accrual                                           $ -
                                  Interest Paid                                                        $ 60,420.83
                                  Ending Carryover Balance                                                     $ -
                                  Beginning Carryover Writedown Interest                                       $ -
                                  Current Writedown Interest                                                   $ -
                                  Current Carryover Writedown Interest Accrual                                 $ -
                                  Writedown interest Paid                                                      $ -
                                  Ending Carryover Writedown Interest                                          $ -
                                  Interest Paid Per $1000                                                   $ 7.08


     (C)Senior Certificates - Principal

        (i)   Class A1
                                  Initial Certificate Balance                                        143,112,000.00
                                  Initial Certificate Percentage                                            75.50%
                                  Beginning Certificate Balance                                      97,521,171.75
                                  Shortfall Carryover                                                         0.00
                                  Current Principal Due                                              97,521,171.75
                                  Current Principal Paid                                              3,137,527.69
                                  Ending Principal Shortfall                                                  0.00
                                  Accelerated Principal Distribution                                          0.00
                                  Ending Certificate Balance                                         94,383,644.06
                                  Ending Pool Factor                                                        69.36%
                                  Principal Paid per $1000                                                   32.17
                                  Total Class Distribution                                            3,137,527.69

        (ii)  Class A2
                                  Initial Certificate Balance                                                 0.00
                                  Initial Certificate Percentage                                             0.00%
                                  Beginning Certificate Balance                                               0.00
                                  Shortfall Carryover                                                         0.00
                                  Current Principal Due                                                       0.00
                                  Current Principal Paid                                                      0.00
                                  Ending Principal Shortfall                                                  0.00
                                  Accelerated Principal Distribution                                          0.00
                                  Ending Certificate Balance                                                  0.00
                                  Ending Pool Factor                                                         0.00%
                                  Principal Paid per $1000                                                    0.00
                                  Total Class Distribution                                                    0.00

        (iii) Class A3
                                  Initial Certificate Balance                                                 0.00
                                  Initial Certificate Percentage                                             0.00%
                                  Beginning Certificate Balance                                               0.00
                                  Shortfall Carryover                                                         0.00
                                  Current Principal Due                                                       0.00
                                  Current Principal Paid                                                      0.00
                                  Ending Principal Shortfall                                                  0.00
                                  Accelerated Principal Distribution                                          0.00
                                  Ending Certificate Balance                                                  0.00
                                  Ending Pool Factor                                                         0.00%
                                  Principal Paid per $1000                                                    0.00
                                  Total Class Distribution                                                    0.00

        (iv)  Class A4
                                  Initial Certificate Balance                                                 0.00
                                  Initial Certificate Percentage                                             0.00%
                                  Beginning Certificate Balance                                               0.00
                                  Shortfall Carryover                                                         0.00
                                  Current Principal Due                                                       0.00
                                  Current Principal Paid                                                      0.00
                                  Ending Principal Shortfall                                                  0.00
                                  Accelerated Principal Distribution                                          0.00
                                  Ending Certificate Balance                                                  0.00
                                  Ending Pool Factor                                                         0.00%
                                  Principal Paid per $1000                                                    0.00
                                  Total Class Distribution                                                    0.00

     (D)Subordinate Certificates - Principal
        (i)   Class M1
                                  Initial Certificate Balance                                        14,690,000.00
                                  Initial Certificate Percentage                                             7.75%
                                  Beginning Certificate Balance                                      14,690,000.00
                                  Shortfall Carryover                                                         0.00
                                  Current Principal Due                                              14,690,000.00
                                  Current Principal Paid                                                      0.00
                                  Ending Principal Shortfall                                                  0.00
                                  Accelerated Principal Distribution                                          0.00
                                  Ending Certificate Balance                                         14,690,000.00
                                  Ending Pool Factor                                                        10.79%
                                  Principal Paid per $1000                                                    0.00
                                  Total Class Distribution                                                    0.00




        (i)   Class M2
                                  Initial Certificate Balance                                        10,426,000.00
                                  Initial Certificate Percentage                                             5.50%
                                  Beginning Certificate Balance                                      10,426,000.00
                                  Shortfall Carryover                                                         0.00
                                  Current Principal Due                                              10,426,000.00
                                  Current Principal Paid                                                      0.00
                                  Ending Principal Shortfall                                                  0.00
                                  Ending Certificate Balance- Excluding Writedowns                   10,426,000.00
                                  Ending Pool Factor                                                         7.66%
                                  Principal Paid per $1000                                                    0.00
                                  Beginning Outstanding Writedown                                             0.00
                                  Current Writedown/Writeup                                                   0.00
                                  Ending Certificate Balance- Including Writedowns                            0.00
                                  Total Class Distribution                                                    0.00


        (iii) Class B1
                                  Initial Certificate Balance                                         8,056,000.00
                                  Initial Certificate Percentage                                             4.25%
                                  Beginning Certificate Balance                                       8,056,000.00
                                  Shortfall Carryover                                                         0.00
                                  Current Principal Due                                               8,056,000.00
                                  Current Principal Paid                                                      0.00
                                  Ending Principal Shortfall                                                  0.00
                                  Ending Certificate Balance- Excluding Writedowns                    8,056,000.00
                                  Ending Pool Factor                                                         5.92%
                                  Principal Paid per $1000                                                    0.00
                                  Beginning Outstanding Writedown                                             0.00
                                  Current Writedown/Writeup                                                   0.00
                                  Ending Certificate Balance- Including Writedowns                            0.00
                                  Total Class Distribution                                                    0.00

        (iv)  Class B2
                                  Initial Certificate Balance                                         8,530,000.00
                                  Initial Certificate Percentage                                             4.50%
                                  Beginning Certificate Balance                                       8,530,000.00
                                  Shortfall Carryover                                                         0.00
                                  Current Principal Due                                               8,530,000.00
                                  Current Principal Paid                                                      0.00
                                  Ending Principal Shortfall                                                  0.00
                                  Ending Certificate Balance- Excluding Writedowns                    8,530,000.00
                                  Ending Pool Factor                                                         6.27%
                                  Principal Paid per $1000                                                    0.00
                                  Beginning Outstanding Writedown                                             0.00
                                  Current Writedown/Writeup                                                   0.00
                                  Ending Certificate Balance- Including Writedowns                            0.00
                                  Total Class Distribution                                                    0.00

     (E)Total Certificate Balances
                                                                          Beg of Period              End of Period
        (i)   Aggregate Balance of Certificates                        $ 139,223,171.75              $ 136,085,644.06
        (ii)  Total Certificate Pool Factor                                 75.3315072%                73.6338395%

VIII.DELINQUENCY INFORMATION
                                                                             Percent of                 Percent of
     Delinquent Receivables at End of Due Period :    Scheduled Balance    Pool Balance        Units   Total Units
        30-59 Days Delinquent                          $ 11,137,606.05            8.18%          300         7.89%
        60-89 Days Delinquent                           $ 5,852,168.29            4.30%          170         4.47%
        90 Days or More Delinquent                     $ 18,115,031.43           13.31%          498        13.10%
        Homes Repossessed or Foreclosed Upon            $ 9,091,814.66            6.68%          231         6.08%


IX.  REPURCHASED CONTRACTS

     (A)Repurchased Contracts -  Breach of Rep or Warranty
        (i)   Beginning Cumulative Repurchased Contracts since cutoff                                          $ -
        (ii)  Number of Contracts repurchased this period                                                        -
        (iii) Repurchase Price of Contracts this period                                                        $ -
        (iv)  Ending Cumulative Repurchased Contracts since cutoff                                             $ -

     (B)Repurchased Contracts -  Delinquent Loans
        (i)   Beginning Cumulative Repurchased Contracts since cutoff                                $ 4,820,807.71
        (ii)  Number of Contracts repurchased this period                                                        -
        (iii) Repurchase Price of Contracts this period                                                        $ -
        (iv)  Ending Cumulative Repurchased Contracts since cutoff                                   $ 4,820,807.71

X.   REPOSSESSION / LOSS INFORMATION
                                                                                           Units    Scheduled Balance
              Beginning Repossession Inventory                                              260      $10,156,595.82
              Repossessions Incurred                                                         48      $ 1,592,889.38
              Less Repurchase of Delinquent Loans                                            0                0.00
              Less Repossessions Sold                                                        77      $ 2,657,670.54
                                                                                          ======  ===================
              Ending Repossession Inventory                                                 231      $ 9,091,814.66

              Principal Balance of Repossessions Liquidated                                          $ 2,657,670.54
                   Liquidation Proceeds Attributable to Principal                                      $ 392,186.51
                                                                                                     --------------
                        Principal Loss on Liquidation of Repo                                        $ 2,265,484.03
              Reimbursement to Servicer for Liquidation Expense                                          $ 4,330.05
              Recoveries for Previously Liquidated Contracts                                                   $ -
                                                                                                     --------------
              Net Liquidation Loss (Realized Loss)                                                   $ 2,269,814.08

        Recoveries
              Liquidation Proceeds Attributable to Interest                                             $ 86,364.82
              Liquidation Proceeds Attributable to Principal                                           $ 392,186.51
              Recoveries for Previously Liquidated Contracts                                                   $ -
                                                                                                     --------------
              Total Recoveries                                                                         $ 478,551.33
              Recovery Percentage of Principal Balance of Repossessions Liquidated                        18%






XI.  TRIGGERS

        Has the Crossover Date Occurred?                                                     NO

              Where the Current Distribution Date of                                      03/15/02
              is greater than the Earliest Crossover Date of                         December 31, 2003
                                  And
              Subordinated Certificates Beginning Principal Balance of                  41,702,000.00
              plus the Current Overcollateralization Amount of                                   0.00
              divided by the Current Beginning Pool Principal Balance of               139,223,171.75
                                                                                        -------------
              Equals                                                                       29.95%
                                                                                        -------------
                                  And is greater than the:
              Subordinated Initital Certificates Percentage of                             14.25%
              multiplied by the
              Percentage (as Percent of Initial Class Subordination Percentage)             175%
                                                                                        -------------
              Equals                                                                       24.94%
                                                                                        -------------



        Principal Distribution Tests:                                  Actual Ratio     Test Ratio     Result

                                                                       Over 60 Days Delinquent
                                                                       ------------------------------
              Current Mo                                                         24.29%
              1st Preceding Mo                                                   27.60%
              2nd Preceding Mo                                                   28.18%
              Average 60 Day Delinquency Ratio:                                  26.69%    5.00%         FAIL

                                                                       Over 30 Days Delinquent
                                                                       ------------------------------
              Current Mo                                                         32.48%
              1st Preceding Mo                                                   37.00%
              2nd Preceding Mo                                                   38.16%
              Average 30 Day Delinquency Ratio:                                  35.88%    7.00%         FAIL



                                                                                     Net Liquidation Losses
                                                  Ending Pool Bal                     (Realized Losses)
                                                 -------------------------------------------------------------
              Current Mo                           136,085,644.06                      2,269,814.08
              1st Preceding Mo                     139,223,171.75                      1,604,645.65
              2nd Preceding Mo                     141,422,951.63                      1,766,209.00
                                  ----------------------------------------------------------------------------
                                  Total            416,731,767.44                      5,640,668.73
                                  ----------------------------------------------------------------------------
                                  Divided by                    3
                                  ---------------------------------
                                  Average          138,910,589.15


              Sum of last 3 months of Losses                          5,640,668.73
              Divided by 3 month average of Pool Balance            138,910,589.15
              Annualized  (multiply by 4)                                        4
              Current Realized Loss Ratio:                                   16.24%     2.75%     FAIL



              Beginning Cumulative Realized Losses                   18,115,559.17
              Net Liquidation Losses (Realized Losses)                2,269,814.08
                                                                    ---------------
              Ending Cumulative Realized Losses                      20,385,373.25
              Divided by Initial Pool Principal Balance             189,552,960.29
              Cumulative Realized Loss Ratio:                                10.75%     7.00%     FAIL


        Should Principal Be Distributed to the Subordinated Certificates?                          NO




The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance